SEC File Number 811-05631
                                                     033-23452

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC   20549

                          FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Post-Effective Amendment No. 14

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                               OF 1940

                          Amendment No. 15

                   FIRST PACIFIC MUTUAL FUND, INC.
         (Exact name of Registrant as Specified in Charter)

        2756 Woodlawn Drive, #6-201, Honolulu, Hawaii   96822
                (Address of Principal Executive Office)

    Registrant's telephone number, including area code:  (808) 988-8088


          Terrence Lee, President; First Pacific Mutual Fund, Inc.; 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822
                 (Name and address of Agent for Service)


           Please send copies of all communications to:
                    Audrey C. Talley, Esquire
                    Drinker Biddle & Reath, LLP
                    1345 Chestnut Street
                    Philadelphia, PA   19107-3496

           Approximate Date of Proposed Public Offering:
          It is proposed that this filing will become effective
                          (check appropriate box)

            _____ immediately upon filing pursuant to paragraph (b)
            __x__ on _02/01/99__ pursuant to paragraph (b)
            _____ 60 days after filing pursuant to paragraph (a)(1)
            _____ on _________ pursuant to paragraph (a)(1)
            _____ 75 days after filing pursuant to paragraph (a)(2)
            _____ on_________ pursuant to paragraph (a)(2) of Rule 485




First Pacific Mutual Fund, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822-1856




First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund




Prospectus dated February 1, 2000



TABLE OF CONTENTS
Investment Objectives.......................................................2
Investment Strategy.........................................................2
Risks.......................................................................3
Funds Average Annual Total Returns..........................................5
Risk Return Summary:  Fee Table.............................................7
Financial Highlights........................................................9
Other Investment Practices.................................................10
Investment Manager.........................................................10
Portfolio Manager..........................................................10
Fund Pricing...............................................................11
Purchasing Fund Shares.....................................................11
Redeeming and Exchanging Fund Shares.......................................12
Distributions, Capital Gains and Tax Consequences..........................14
Distribution Arrangements..................................................15
Year 2000..................................................................15



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



INVESTMENT OBJECTIVES
    The investment objective of each Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. This investment objective cannot be changed without shareholder approval.

     Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

     The two principal classifications of municipal securities are General Obligation and Revenue bonds. General Obligation bonds are secured by the issuer s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.


INVESTMENT STRATEGY
   Each Fund will primarily invest its assets in a varied portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions. The interest on these securities is exempt from federal and State of Hawaii income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. Each Fund will invest at least 80% of the Fund's net assets in these municipal securities.

[Bullet]  Maturity Range

          First Hawaii Municipal Bond Fund invests in municipal bonds with a maturity of up to 40 years and an average expected maturity of 10 - 20 years.
          First Hawaii Intermediate Municipal Fund invests in municipal bonds with an average portfolio maturity of 3 - 10 years.


Each Fund will pursue these investment strategies:

[Bullet]  Credit Quality
          At least 90% of assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Corporation (AAA, AA, A, BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), or in unrated municipal securities judged by the Investment Manager to be of comparable quality.

[Bullet]  Concentration
          More than 25% of assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

[Bullet]  Risk Management
          The portfolio will consist of different types of municipal issuers in order to reduce the impact on the Funds of any loss on a particular security.

[Bullet]  Downgrade Policy
     Downgraded bonds will be subject to review. Based upon the review, the Fund will elect to hold or sell the downgraded bond.

     During periods of adverse market conditions each Fund may not achieve their investment objectives. For temporary defensive purposes, including when Hawaiian tax-exempt securities are unavailable, each Fund may invest in money market instruments. The interest on these instruments may be subject to federal or state income taxes.


RISKS
[Bullet]  General Risk
     There are no assurances that each Fund's investment objective will be met. Each Fund's yield, share price and investment return fluctuate so that you may receive more or less than your original investment upon redemption. Loss of money is a risk of investing in the Fund. Investing in either Fund subjects you to certain risks, including:

[Bullet]  Interest Rate Risk
          The net asset value of each Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. When interest rates change, intermediate term bonds generally have less market fluctuation than long term bonds.

[Bullet]  Credit Risk
          Credit risk is the ability of municipal issuers to meet their payment obligations.


[Bullet]  Concentration Risk
           The Funds are subject to the additional risk that they concentrate their investments in instruments issued by or on behalf of the State of Hawaii. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions, the performance of the Funds will be closely tied to the economic and political conditions in the State of Hawaii. Therefore, investments in the Funds may be riskier than an investment in other types of municipal bond funds.


[Bullet]  Hawaii Securities
          The Funds primarily invest in obligations of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain changes in Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives.


          All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state's high level of debt. However, the State General Fund has operated within planned deficits or with ending fund balances since December, 1962.

[Bullet]  Non-Diversified, Open End Management Investment Company
     The Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.

[Bullet]  Tax Laws
          Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of each Fund to pay tax-exempt interest dividends might be adversely affected.

     Additional information about each Funds investments and risks can be found in the Statement of Additional Information ("SAI").



FUNDS AVERAGE ANNUAL TOTAL RETURNS
    The bar chart and table shown below provide some indication of the risks of investing in the First Hawaii Municipal Bond Fund. The information in the bar chart shows the changes in the Fund's performance year to year. The table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. The bar chart and table assume reinvestment of dividends and distributions. Past performance is not indicative of future performance.

First Hawaii Municipal Bond Fund
Year by Year Total Return as of 12/31 each year (%):


[bar graph omitted] plot points as follows.
1990     6.16
1991    10.68
1992     8.71
1993    10.60
1994    -5.03
1995    14.40
1996     4.17
1997     7.10
1998     4.88
1999    -1.92



Best Quarter        1st Q  95       6.01%
Worst Quarter       1st Q  94      -4.40%


Average Annual Total Return as of 12/31/99
                                      1 Year         5 Years        10 years
First Hawaii Municipal Bond Fund       -1.92%          5.60%           5.83%
Lehman Muni Bond Index                 -2.06%          6.91%           6.89%




    The bar chart and table shown below provide some indication of the risks of investing in the First Hawaii Intermediate Municipal Fund. The information in the bar chart shows the changes in the Fund's performance year to year. The table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. The bar chart and table assume reinvestment of dividends and distributions. Past performance is not indicative of future performance.


First Hawaii Intermediate Municipal Fund
Year by Year Total Return as of 12/31 each year (%):


[bar graph omitted] plot points as follows.
1995      10.32
1996       3.77
1997       4.82
1998       4.67
1999        .95
1994 was not a full calendar year, however the total return was -.54%.




Best Quarter        1st Q  95   3.90%
Worst Quarter       4th Q  94  -0.93%


Average Annual Total Return as of 12/31/99
                                                                  Inception
                                            1 Year     5 Years    July 5, 1994
First Hawaii Intermediate Municipal Fund     .95%       4.88%       4.38%
Lehman Muni Bond Index                     -2.06%       6.91%       6.12%





RISK RETURN SUMMARY:  FEE TABLE
FIRST HAWAII MUNICIPAL BOND FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the First Hawaii Municipal Bond Fund.


Shareholder Fees (fees paid directly from your investments)      NONE
     Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                   .50%
Distribution (12b-1) Fees                         .14%
Other Expenses                                    .30%
     Total Annual Fund Operating Expenses         .94%



     The Fund's distribution plan allows the Fund to spend up to .25% per year of its average daily net assets in connection with the activities to distribute its shares. For the fiscal year ending September 30, 1999, .14% of the Fund's average daily net assets was spent. The Fund also has arrangements with its Custodian Bank to reduce fees through custodian arrangements. Such waivers may cease at any time. Custody credits reduced total annual Fund operating expenses from .94% to .87%.



EXAMPLE

     This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:


          1 year         3 years        5 years        10 years
            $96            $300          $520           $1,155





RISK RETURN SUMMARY:  FEE TABLE
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the First Hawaii Intermediate Municipal Fund.


Shareholder Fees (fees paid directly from your investments)      NONE
     Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                   .50%
Distribution (12b-1) Fees                         .00%
Other Expenses                                    .48%
     Total Annual Fund Operating Expenses         .98%



     The Fund's distribution plan allows the Fund to spend up to .25% per year of its average daily net assets. For the fiscal year ending September 30, 1999, .00% of the Fund's average daily net assets was spent. The Fund also has arrangements with its Custodian Bank to reduce fees through custodian arrangements. Such waivers may cease at any time. Expense waivers reduced total annual Fund operating expenses from .98% to .89%. Custody credits further reduced operating expenses from .89% to .75%.



EXAMPLE

     This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:


          1 year         3 years        5 years        10 years
            $100           $312           $542          $1,201





FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help investors understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, Certified Public Accountants, whose report, along with the Fund's financial statements are included in the SAI or annual report, which is available upon request.



                                       First Hawaii Municipal Bond Fund               First Hawaii Intermediate
Municipal

Years Ended September 30,              1999       1998    1997     1996     1995      1999      1998      1997     1996      1995

Net Asset Value,
  Beginning of Year                    $11.23     $11.10  $10.89   $10.84   $10.62    $5.18     $5.15     $5.12    $5.14     $4.99

Income from investment operations
  Net investment income                   .55        .55     .54      .55      .55      .22       .22       .22      .22       .23
  Net gain (loss) on securities
     (both realized and unrealized)      (.55)       .13     .21      .05      .31     (.14)      .04       .04     (.02)      .15
     Total from investment operations      -         .68     .75      .60      .86      .08       .26       .26      .20       .38

Less distributions
 Dividends from net investment income    (.55)      (.55)   (.54)    (.55)    (.55)    (.22)     (.22)     (.22)    (.22)     (.23)
 Distributions from capital gains          -          -       -        -      (.09)    (.01)     (.01)     (.01)      -         -
      Total distributions                (.55)      (.55)   (.54)    (.55)    (.64)    (.23)     (.23)     (.23)    (.22)     (.23)

End of Year                            $10.68     $11.23  $11.10   $10.89   $10.84    $5.03     $5.18     $5.15    $5.12     $5.14

Total Return                           (.07)%      6.28%   7.09%    5.62%    8.42%    1.51%     5.08%     5.17%    3.95%     7.86%

Ratios/Supplemental Data
  Net assets, end of year (Millions)   $116.4     $112.3  $106.4   $54.2    $51.1     $5.5      $5.9      $6.4     $6.6      $4.8

Ratio of expenses to average net assets
  Before expense reimbursements        .94%       .89%    .98%    .98%     1.00%     .98%     1.49%     1.43%    1.50%     1.90%
  After expense reimbursements         .94%(a)    .89%(a) .98%(a) .98%(a)   .97%(a)  .89%(b)   .85%(b)   .86%(b)  .84%(b)   .66%(b)


Ratio of net investment income to average net assets
  Before expense reimbursements       4.88%      4.90%   4.99%   5.03%     5.19%    4.07%     3.53%     3.67%    3.66%     3.39%
  After expense reimbursements        4.88%      4.90%   4.99%   5.03%     5.22%    4.18%     4.17%     4.24%    4.32%     4.63%

Portfolio Turnover Rate              10.83%      7.35%   3.21%  15.16%    17.08%    3.32%    14.57%    17.36%   17.76%    10.04%

(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .87%, .85%, .94%, .95% and .95% for the years ended September 30, 1999, 1998, 1997, 1996 and 1995 respectively.
(b) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .75%, .73%, .75%, .75% and .64% for the years ended September 30, 1999, 1998, 1997, 1996 and 1995 respectively.




OTHER INVESTMENT PRACTICES
         The Fund's investments are subject to other limitations described in the SAI. Each Fund may:

[Bullet] Hedge partially or fully its portfolio against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

[Bullet] Engage in when-issued or delayed delivery transactions. Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

[Bullet] Enter into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.

[Bullet] Purchase bonds whose interest is treated as an item of tax preference for purposes of determining federal alternative minimum tax liability.


INVESTMENT MANAGER

         The Investment Manager for each Fund is First Pacific Management Corporation, 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. First Pacific Management was founded in 1988 and currently manages over $119 million for 2 tax-exempt funds. First Pacific Management is responsible for: investing the assets of each Fund, providing investment research, administering each Funds daily business affairs, continuous review and analysis of state and local economic conditions and trends, and evaluating the portfolios and overseeing its performance. As compensation for services provided by First Pacific Management, for the most recent fiscal year, each Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets (.41% after expense reimbursement on the First Hawaii Intermediate Municipal Fund).



PORTFOLIO MANAGER

         Louis F. D'Avanzo is the portfolio manager of each Fund. Mr. D'Avanzo has managed the First Hawaii Municipal Bond Fund since August 1991, and the First Hawaii Intermediate Municipal Fund since July 1994. He has been employed with First Pacific Management since July 1989. Mr. D'Avanzo has a BA in Economics from Tufts University.




FUND PRICING
         The net asset value per share for each Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding.
The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm EST). Fund shares will not be priced on national business holidays when the New York Stock Exchange is closed.

         Each Fund's shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors of the Funds. When events occur which may affect the accuracy of available quotations for the Funds' investments, the Funds may use fair value pricing procedures approved by the Board. The price determined by the Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.


PURCHASING FUND SHARES
         Shares are distributed through First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822 or from members of the National Association of Securities Dealers who have dealer agreements with First Pacific Securities, Inc. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

         In order to establish a new account, a completed Application should accompany the investment. Purchases can be made by submitting a check or wiring funds. Checks must be made payable to the Fund(s) being purchased; First Hawaii Municipal Bond Fund and/or First Hawaii Intermediate Municipal Fund . New account applications and additional investments can be mailed to:
First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822.

         First Pacific Recordkeeping, Inc. performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

         Each Fund is offered for investment on a no-load basis, meaning investors do not pay any sales charges. The minimum initial investment to open an account is $1,000.00. The minimum subsequent investment is $100.00. For subsequent investments, shareholders should include their Fund account number on the check.

         Purchases received by the close of the New York Stock Exchange (generally 4:00 pm EST) are confirmed at that day's net asset value. Purchases received after the close of the New York Stock Exchange are confirmed at the net asset value determined on the next business day.
Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction. First Pacific Securities reserves the right to accept or reject any purchase.

Automatic Investment Plan
         Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institution. A minimum investment of $100.00 each month is required for participation in the plan.


Service Agents
         Shares of each Fund may be purchased by customers of Service Agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers. Service Agents will be allowed to place telephone purchase and redemption orders. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.


REDEEMING and EXCHANGING FUND SHARES
         Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will be processed but proceeds may be delayed until checks received for the purchase of shares have cleared.

         The redemption price of shares is based on the next calculation of the net asset value after the order is placed. There are no sales charges or fees for redeeming shares. Redemptions may be suspended when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or when the Securities and Exchange Commission deems an emergency exists and permits such suspension or postponement.

         The proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record within five business days.


         If the amount being redeemed exceeds $50,000.00, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived under certain circumstances.


         If your account falls below $500.00, the Fund may ask you to increase your balance. If it is still below $500.00 after 60 days, the Fund may close your account and send you the proceeds. Shares will not be redeemed if an account is worth less than $500.00 due to a market decline.

Telephone Redemptions (808) 988-8088
         To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:
         Fund Name
         Account Number
         Name and address exactly as registered on that account
         Social security number or tax identification as registered on that account
         Dollar or share amount to be redeemed

         If these procedures are followed, neither the Funds nor First Pacific Recordkeeping will be responsible for the authenticity of instructions received by telephone and will not be responsible for any loss, liability cost or expense.


Written Redemption Requests
         If telephone redemption privileges are not established, a written redemption request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request must include: registration of account, account number, the dollar or share amount to be redeemed and signed exactly as the account is registered.


Exchanging Shares
         Shares may be exchanged between either Fund. An exchange is the selling of shares of one Fund to purchase shares of another. Shareholders automatically participate in the telephone exchange program unless they have indicated otherwise. You can exchange shares by calling
(808) 988-8088 or by sending written instructions to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu,
HI 96822. There is currently no fee for exchanges. Exchanges are treated as a sale and purchase of shares and may have tax consequences.




DISTRIBUTIONS, CAPITAL GAINS and TAX CONSEQUENCES
         Shareholders begin earning dividends on the next business day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month.


         It is expected that each Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of a Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.



         You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend".



         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your cost basis in the shares and the amount you receive for them. (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.) If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Any other loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.



         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.



          You should note that a portion of the exempt-interest dividends paid by a Fund may constitute an item of tax-preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.





         Shareholders of each Fund who are subject to Hawaii income taxes will not be subject to Hawaii income taxes on each Fund's dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United
States. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long- or short-term capital gains, such distributions will not be exempt from Hawaii income tax.


         Interest on Hawaiian obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

         Generally, the Fund's distributions to any shareholders who are residents in states other than Hawaii will constitute taxable income for state and local income tax purposes.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DISTRIBUTION ARRANGEMENTS
         Each Fund has adopted a distribution plan under Rule 12b-1 which allows each Fund to pay up to .25% per year of its average daily net assets for the sale and distribution of its shares. The First Hawaii Municipal Bond Fund also pays fees for services provided to shareholders.

         These fees are paid out of each Fund's assets on an on-going basis. Over time these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.


YEAR 2000

         The "Year 2000" issue stems from the inability of computers and software programs to correctly process dates in the next century. This could result in major system or process failures or the generation of erroneous data, which would lead to disruption in the Funds' business operations. The Investment Manager has sought assurances from each service provider to the Funds and the service providers have and are taking steps to ensure that their systems will accurately reflect the Year 2000. It appears that the Year 2000 issue has been addressed but the Fund and its service providers are continuing to monitor the Year
2000 issue.  Municipal bond issuers are also susceptible to the Year
2000 issue, which can affect the value of their securities, which in turn can affect the value of the Funds themselves. There can be no assurance that the Funds will not experience any adverse effects attributable to the Year 2000 issue.



       The SAI dated February 1, 2000 includes additional information about each Fund. Additional information about the Funds' investments is available in the Annual and Semi-Annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


         To request the Statement of Additional Information, the Annual and Semi-Annual report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or (800) 354-9654 inter-island. The Funds provide the information at no charge to shareholders.


         Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call the Commission at 1-(202) 942-8090 for information about the operation of the public reference room. Reports and other information about the Funds are available on the Commission's Internet site http://www.sec.gov and upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


SEC File number:  811-05631



                   FIRST PACIFIC MUTUAL FUND, INC.
               FIRST HAWAII MUNICIPAL BOND FUND SERIES AND
             FIRST HAWAII INTERMEDIATE MUNICIPAL FUND SERIES

                   STATEMENT OF ADDITIONAL INFORMATION

         First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Hawaii Municipal Bond Fund (the "Bond Fund") and First Hawaii Intermediate Municipal Fund (the "Intermediate Fund"), are each a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus dated February 1, 2000 may be obtained without charge by calling (808) 988-8088.


         The Prospectus and this Statement of Additional Information ( SAI ) omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


          The audited financial statements and related report of Tait Weller & Baker, Independent Auditors of the Funds, are incorporated herein by
reference in the section  Financial Statements.   No other portions of the
annual report are incorporated by reference.



                            TABLE OF CONTENTS

Fund History..............................................................2
Investment Strategies and Risks . ........................................2
Description of Municipal Securities Ratings .............................11
Tax Information..........................................................16
Management of the Fund ..................................................16
Investment Management Agreement..........................................18
Custodian .............................................................. 20
Fund Accounting .........................................................20
Independent Auditors. .................................................. 21
Portfolio Transactions ..................................................21
Purchasing and Redeeming Fund Shares.....................................22
The Distributor ....................... .................................23
Transfer Agent ..........................................................24
Performance .............................................................25


   This Statement of Additional Information is dated February 1, 2000.


                              FUND HISTORY

         First Pacific Mutual Fund, Inc. was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to each Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the respective Fund, and (2) equal dividend, distribution and redemption rights to assets of the respective Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

         The Fund may use "First Pacific" in its name so long as First Pacific Management Corporation or an affiliate thereof, acts as its investment manager.


                     INVESTMENT STRATEGIES AND RISKS

         The investment objective of the Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.


         Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

         1.      Issue senior securities.

         2. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

         3. Invest more than 25% of its assets in a single industry. The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on a Fund s performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.


         4. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. The Fund s investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.


         5. Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

         6. Buy any securities "on margin". The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.


         7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options.


         8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


         9. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's net assets would be so invested.


         10. Make investments for the purpose of exercising control or participation in management.

         11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

         12. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

         13. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

         The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the respective Fund's outstanding shares or (ii) 67% of the respective Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss.
Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the respective Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

         In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any such income amounts that were not distributed in previous tax years. Dividends that are declared by a Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.


         Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities, and therefore the Intermediate Fund generally expects to invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The two principal classifications of municipal bonds are "general obligation" and "revenue"
or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment
obligations, of the municipal securities.   Zero coupon bonds are debt
obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.


         The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.


         Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues, accordingly the Intermediate Fund will invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Additionally, the Fund will seek to reduce risk through investing in multiple issuers, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.


         Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the respective Fund.

         Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

         1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

         2. Bonds issued under special improvements statutes;

         3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

         4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

         All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

         The constitutional limitation on issuance of State general obligation bonds is the amount of bonds outstanding that would cause the debt service (principal and interest payable on such bonds, (either the higher or the current projected debt service )) to exceed 18 1/2% of the average net general fund revenues of Hawaii in the three fiscal years just preceding such issuance (general fund revenue excludes grants from the federal government and receipts excluded in computing the total State debt). This limitation on the power of the State to incur indebtedness, applies only to the issuance of general obligation bonds, is computed at the time of issuance and includes only issued general obligation bonds.

         Because the Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

         The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. Tourism in Hawaii last peaked in 1990-1991, falling to a cyclical trough in 1993. A recovery in tourism activity began in 1994 and proceeded through mid-1996 but began to dissipate in 1997 as the U.S. dollar's appreciation against the Japanese yen eroded the purchasing power of Japanese tourists, and with it travel demand.


         Tourism had a mixed performance in 1998, but should recover in 1999 from the adverse impacts of the Asian recession in 1998. Eastbound visitor arrivals declined 10.8 percent during 1998, and 14.4 percent during fourth quarter 1998 alone. Tourism receipts declined from $10.7 billion, in both
1996 and 1997, to 10.0 billion in 1998. However, the westbound visitor count increased 4.1 percent during 1998. Comprising 63 percent of visitor arrivals and 75 percent of visitor days, tourists from North America flocked to the Neighbor Islands. Thus, total visitor days statewide actually increased
0.9 percent during 1998.

     Sugar, the State's prime traditional crop, gives clear evidence of contracting to a small fraction of its long-held size and perhaps disappearing altogether in the not so distant future. Pineapple production and exports have declined with the end of plantation operations on Lanai and a cannery closing on Oahu. Hawaii's non-plantation agriculture sector, which has capitalized on plantation closures has become a growth industry. Rising coffee prices and expanded plantings have nearly doubled the value of Hawaiian coffee during the 1990s. Macadamia nut production has also flourished. The expanded production of fruits and vegetables throughout the state is fulfilling an import-substitution strategy to provide a reliable, steady supply of fresh Hawaiian grown produce. Cut flowers remain a lucrative air export business in the state. A recently approved irradiation facility on the Big Island may boost exports of crops suffering from fruit fly infestation.

     Hawaii's construction industry settled into the trough of its current cycle during 1998, with total contracting receipts hovering at $2.7 billion after declining steadily during the investment recession of the early - 1990s. This represents a real decline of about one-third in the industry's gross taxable receipts from the construction spending peak in 1991 of $4.3 billion. Construction employment in Hawaii declined to 21,200 in 1998. In recent years construction employment has slipped only slightly from 23,700 in 1996 and 22,300 in 1997. However, as recently as 1991 construction employment was 33,600 in Hawaii. Thus, the industry's descent from that employment peak has been around one third, while the decrease in constant-dollar receipts from the 1991 peak has been approximately one half.

     The federal government maintains 26 military installations in the State, encompassing approximately 5% of the land area of the State. Nationwide base closings and realignments have led to increased federal government activity in the state in recent years, as has the military's decision to catch up to the housing problems of the 1980s with housing construction in the 1990s. Total federal outlays in Hawaii have been increasing during the 1990s, with gross outlays rising from around
$6 billion to around $8 billion. However, the increase has been concentrated in rising military and civilian pensions, along with cost-of-living adjustments, and in rising expenditures for base realignment and military housing construction.

     As of the date of this SAI, general obligation bonds issued by the State of Hawaii are rated A1 by Moody's Investors Services, Inc. ( Moody s ), A+ by Standard & Poor s Corporation ( S&P ) and
AA- by Fitch IBCA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

     Hawaii's highly centralized state government provides services typically provided by local government elsewhere in the nation, resulting in some of the highest debt levels of any state. According to Bank of Hawaii, 1997 debt per capita at $2,848, is more than six times the $422 median for states. Debt to personal income is also very high at 11.6% compared to the national median of 2.1%, although the ratio has declined slightly over the past decade. Debt servicing will consume nearly 12% of general resources in fiscal 1998. These high debt levels are exacerbated by debt funding of non-capital liabilities, such as airport reimbursements and native Hawaiian home payments, and by the Governor's plan to use public work to spur economic activity.

     Hawaii gross state product grew at only a .2% annual average rate between 1992 and 1994, .5% in 1995 and .9% in 1996. Gross state product in 1997 reached an estimated
$34.2 billion according to estimates published by the Hawaii Department of Business, Economic Development and Tourism. This is an increase of 1.5% over the 1996 gross state product of $33.5 billion. Real growth in 1998 appears to be close to 1.0%.


         U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation.

         Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Investment Manager determines during periods of adverse market conditions including when Hawaiian tax-exempt securities are unavailable, the Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.


Investment Practices of The Fund.

         Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.


         Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The Fund will comply with SEC requirements concerning such excess margin.


         The Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long
(or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.


         When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered."



         The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets (taken at current value).


         Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager's predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Fund's portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

         Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

         The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's or S&P, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

         "When-issued" and "delayed delivery" transactions. The Fund may engage in "when-issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund portfolio consistent with Fund investment objectives and policies and not for the purpose of investment leverage.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The
Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.


               DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

         Corporate and Municipal Long-Term Debt Ratings

     The following summarizes the ratings used by S&P for corporate and municipal debt:

           AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor s capacity to meet its financial commitment on the obligation is extremely strong.

           AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor s capacity to meet its financial commitment on the obligation is very strong.

           A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor s capacity to meet its financial commitment on the obligation is still strong.

           BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated  BB,   B,   CCC,   CC  and
 C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

           BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor s inadequate capacity to meet its financial commitment on the obligation.

           B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB , but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor s capacity or willingness to meet its financial commitment on the obligation.

           CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

           CC - An obligation rated CC is currently highly vulnerable to nonpayment.

           C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

           D  - An obligation rated  D  is in payment default.
The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from AA through CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           c - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

           p - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          * Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

           r - The 'r' highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     The following summarizes the ratings used by Moody s for corporate and municipal long-term debt:

           Aaa  - Bonds are judged to be of the best
quality.  They carry the smallest degree of investment risk and
are generally referred to as  gilt edged.   Interest payments are
protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

           A - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba,   B,   Caa,   Ca,  and  C  - Bonds that
possess one of these ratings provide questionable protection of interest and principal ( Ba indicates speculative elements; B indicates a general lack of characteristics of desirable investment;
 Caa  indicates poor standing;  Ca  represents obligations which are speculative in a high degree; and  C  represents the lowest
rated class of bonds).  Caa,   Ca  and  C  bonds may be in
default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience,
(c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note:  Moody s applies numerical modifiers
1, 2, and 3 in each generic rating classification from Aa through Caa . The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

           AAA  - Bonds considered to be
investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

           AA  - Bonds considered to be
investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

           A  - Bonds considered to be investment
grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

           BBB  - Bonds considered to be
investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

           BB  - Bonds considered to be
speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

           B  - Bonds are considered highly
speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

           CCC ,  CC ,  C  - Bonds have high
default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
 CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

           DDD,   DD  and  D  - Bonds are in
default.  The ratings of obligations in this category are
based on their prospects for achieving partial or full
recovery in a reorganization or liquidation of the obligor.
While expected recovery values are highly speculative
and cannot be estimated with any precision, the following
serve as general guidelines.   DDD  obligations have the
highest potential for recovery, around 90%-100% of
outstanding amounts and accrued interest.   DD
indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have
defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and
 D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

          To provide more detailed indications
of credit quality, the Fitch IBCA ratings from and including AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

           NR  indicates the Fitch IBCA does
not rate the issuer or issue in question.

           Withdrawn : A rating is withdrawn when
Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          RatingAlert: Ratings are placed on
RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive , indicating a potential upgrade, Negative , for a potential downgrade, or Evolving , if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


Municipal Note Ratings

          A S&P s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P s for municipal notes:

           SP-1  - The issuers of these municipal
notes exhibit a strong capacity to pay principal and
 interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

           SP-2  - The issuers of these municipal
notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

           SP-3  - The issuers of these municipal
notes exhibit speculative capacity to pay principal and interest.

          Moody s ratings for state and municipal
notes and other short-term loans are designated Moody s
Investment Grade ( MIG ) and variable rate demand obligations are designated Variable Moody s Investment
Grade ( VMIG ). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody s Investors
Service, Inc. for short-term notes:

           MIG-1 / VMIG-1  - This designation
denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

           MIG-2 / VMIG-2  - This designation
denotes high quality. Margins of protection are ample although not so large as in the preceding group.

           MIG-3 / VMIG-3  - This designation
denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

           MIG-4 / VMIG-4  - This designation
denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

           SG  - This designation denotes
speculative quality. Debt instruments in this category lack margins of protection.





                                TAX INFORMATION


         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt, for federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.



         For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.



                         MANAGEMENT OF THE FUND


         The Officers and Directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk (*) in the table below. The Officers of the Fund manage its day-to-day operations. The Fund's Manager and its Officers are subject to the supervision and control of the Directors under the laws of Maryland.



Name, Age               Position & Office           Principal Occupation During
and Address             With the Fund               the Past Five Years
Samuel L. Chesser (44)     Director                 Options Market Maker and Member Pacific
24 Underhill Road                                   Stock Exchange. Formerly: President, First
Mill Valley, CA   94941                             Pacific Securities, Inc.; Vice President,
                                                    First Pacific Management Corporation.

Clayton W.H. Chow (47)     Director                 Sr. Account Executive, Federal Express
896 Puuikena Dr.
Honolulu, HI  96821

*Jean M. Chun (43)         Secretary                Corporate Secretary, First Pacific
920 Ward Ave., #12G                                 Management Corporation;  Corporate
Honolulu, HI  96814                                 Secretary, First Pacific Securities, Inc.

Lynden M. Keala (45)       Director                 Account Executive, Xpedx
47-532 Hui Iwa St.                                  (Distribution Division of International Paper)
Kaneohe, HI   96744                                 Account Executive, Reynolds & Reynolds
                                                    (formerly Vanier Business Forms)

*Terrence K.H. Lee (42)    Director, President       President, First Pacific Management Corp.;
1441 Victoria St., #901                              President, First Pacific Securities, Inc.
Honolulu, HI  96822


Stuart S. Marlowe (59)     Director                 Vice President/General Manager Navarre Corp.
274 Poipu Drive                                     (Distributor of music and software products.)
Honolulu, HI  96825


*Charlotte A. Meyer (46)     Treasurer              Corporate Treasurer, First Pacific
64-5251 Puu Nani Drive                              Management Corporation; Corporate
PO Box 2834                                         Treasurer, First Pacific Securities, Inc.
Kamuela, HI  96743

Karen T. Nakamura (55)     Director                Exec. Director, Building Industry Association
3160 Waialae Avenue                                President, Wallpaper Hawaii, Ltd.
Honolulu, HI  96816

Kim F. Scoggins (52)       Director                 Commercial Real Estate, Colliers, Monroe &
2969 Kalakaua Avenue, #1201                         Friedlander, Inc.
Honolulu, HI  96815



         The compensation of the Officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager. The Fund pays the compensation of all other Directors of the Fund who are not interested persons of the Manager for services or expenses incurred in connection with attending meetings of the Board of Directors.
The Directors and Officers as a group own less than 1% of the Fund's shares. Set forth below is the Directors compensation for the most recent fiscal year:


                                         Pension or                              Total Compensation
                         Aggregate       Retirement Benefits   Estimated         From Fund
Name of Person,         Compensation     Accrued As Part       Annual Benefits   and Fund
Complex
Position                From Fund        of Fund Expenses      Upon Retirement   Paid To Directors
Samuel L. Chesser       $300.00          0                     0                 $300.00
Director

Clayton W.H. Chow       $600.00          0                     0                 $600.00
Director

Lynden M. Keala         $600.00          0                     0                 $600.00
Director

Terrence K.H. Lee       0                0                     0                 0
Director, President

Stuart S. Marlowe       $300.00          0                     0                 $300.00
Director

Karen T. Nakamura       $300.00          0                     0                 $300.00
Director

Kim F. Scoggins         $600.00          0                     0                 $600.00
Director




                      INVESTMENT MANAGEMENT AGREEMENT

         Subject to the authority of the Directors and under the laws of Maryland, the Manager and the Corporation's Officers will supervise and implement the Fund's investment activities. The Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

         The Investment Management Agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager is responsible for evaluating the portfolio and overseeing its performance.

         The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Fund if duly elected to such positions. The Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision, remuneration of Directors, Officers and other personnel, rent, and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its Directors or Officers may be subject or a party thereto. As compensation for the services provided by the Manager, the Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets.

    Fees paid by the Bond Fund for the three most recent fiscal years:


                           Investment Management          Management
                               Agreement                   Fees Waived
                      1999      $581,901                        $0
                      1998      $545,987                        $0
                      1997      $318,926                        $0


    Fees paid by the Intermediate Fund for the three most recent fiscal years:


                             Investment Management          Management
                                Agreement                   Fees Waived
                      1999       $28,733                      $5,147
                      1998       $29,058                      $18,597
                      1997       $31,806                      $14,396


         The Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.


         In the event the expenses of each Fund for any fiscal year exceed the limit set by applicable regulation of state securities commissions, if any, the compensation due to the manager hereunder will be reduced by the amount of such excess.


         The current Management Agreement between the Bond Fund and the Manager was approved on May 14, 1991 and the Management Agreement between the Intermediate Fund and the Manager was approved on July 7, 1994. Each Agreement continues in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval.
Each Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. Each Agreement will terminate automatically if assigned by either party.

         The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.

         Certain Officers and Directors of the Fund are also Officers or Directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns the majority of the stock of the Manager. The stock of the Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.


         As of January 21, 2000, the principal holders of the Intermediate Fund who own 5% or more of the outstanding shares are listed below:

         Roger Bernard Brault, TTEE
         Roger Bernard Brault Trust, UAD 02/27/92
         1534 Mokulua Dr.
         Honolulu, HI  96734
         14.64%%

         United Fishing Agency, Ltd.
         Attn:  Frank Goto
         117 Ahui Street
         Honolulu, HI  96813
         5.25%



                                CUSTODIAN

         Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, is the custodian of the Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.


                             FUND ACCOUNTING

         American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788 provides fund accounting for the Fund. The annual accounting fee schedule for the Fund is as follows:


         Calculated fee will be based upon prior month combined average net assets for the First Hawaii Municipal Bond Fund, and First Hawaii Intermediate Municipal Fund:


         First $125 million of average net assets - $5,000.00
         All average net assets in excess of $125 million, $5,000.00 plus 1/12th of 0.02% (2 basis points)


         The fiscal years listed below reflect fees paid to American Data Services, Inc., for 1999, and First Pacific Recordkeeping, Inc. for
1998 and 1997.


    Fees paid by the Bond Fund for the three most recent fiscal years:


                           Fund Accounting       Fund Accounting
                             Agreement             Fees Waived
                 1999        $57,829               $0
                 1998        $44,485               $0
                 1997        $47,525               $851


    Fees paid by the Intermediate Fund for the three most recent fiscal years:


                        Fund Accounting          Fund Accounting
                            Agreement              Fees Waived
                 1999       $3,911                  $0
                 1998       $21,500                 $13,128
                 1997       $23,610                 $9,893



                            INDEPENDENT AUDITORS

         The independent auditors for the Fund are Tait, Weller & Baker, 8 Penn Center Plaza, Suite #800 Philadelphia, Pennsylvania 19103-2108.


                         PORTFOLIO TRANSACTIONS

         The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Funds' net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.


     If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.


         If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Fund and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

         The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the Investment Company Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.


         Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Bond Fund and Intermediate Fund for the three most recent fiscal years: 1999-none, 1998-none, 1997-none.



                  PURCHASING AND REDEEMING FUND SHARES

         Shares of the Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries ( Service Agents ) which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Portfolio were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund's Distributor.

         Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund's Transfer Agent prior to 8:00 pm EST to receive that day's share price. Proper payment for the order must be received by the Transfer Agent within 3 business days following the trade date. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

         The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

         Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund s portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to the Fund with a purchase order, investors must contact the Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


                             THE DISTRIBUTOR

         Shares of the Fund are offered on a continuous basis through First Pacific Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.

         Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The
Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its Officers and employees to serve without compensation as Directors and Officers of the Fund if duly elected to such positions.

         The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Fund and by the Funds' disinterested Directors in compliance with the Investment Company Act of 1940. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

         During the initial term of the Distribution Agreement, the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses.
The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Fund is not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers.


         Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the respective Funds' shares such as advertising, marketing and distributing the Funds' shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services.


         The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of the Fund's shareholders and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for the Fund was approved by the Fund's initial shareholder(s). The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the respective Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the respective Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

         The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.


         Distribution Plan payments by the Bond Fund, by category, for the most recent fiscal year are as follows: Advertising $5,408; Seminars and Meetings $2,201; Printing $1,479; Rent $18,686, Utilities $982;
Telephone $4,812;  Salaries and Wages $128,192;  Employee Benefits
$2,651;  Miscellaneous $636;  Total $165,047.



         Distribution Plan payments by the Intermediate Fund, by category, for the most recent fiscal year are as follows: none; Total $0.



                             TRANSFER AGENT

         First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, a wholly-owned subsidiary of First Pacific Management Corporation, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement approved by the Directors at a meeting held for such purpose on March 15, 1994. The Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the Agreement, the Transfer Agent will receive a fee calculated at an annual rate of .06 of one percent (0.06%) of each Fund's average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

         The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099
(or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders.

         The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement. Clerical services provided by the Transfer Agent on behalf of the Bond Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Bond Fund pursuant to this Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the Bond Fund's average daily net assets. The Intermediate Fund no longer charges shareholder service fees as of January 21, 1998.


     Fees paid by the Bond Fund for the three most recent fiscal years:


       Transfer Agent  Transfer Agent   Shareholder Services    Service
          Agreement     Fees Waived         Agreement         Fees Waived
1999      $70,112          $0               $116,380              $0
1998      $58,955          $0               $109,197              $0
1997      $45,135          $479             $63,785               $0



     Fees paid by the Intermediate Fund for the three most recent fiscal years:


        Transfer Agent  Transfer Agent   Shareholder Services    Service
           Agreement     Fees Waived         Agreement         Fees Waived
1999       $4,687          $0                 $0                 $0
1998       $14,400         $3,272             $1,844             $1,844
1997       $31,806         $14,396            $6,361             $6,361




                                 PERFORMANCE

         Current yield, tax equivalent yield and total return quotations used by the Funds are based on standardized methods of computing performance mandated by SEC rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows:

         As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                 Yield = 2 [(a-b + 1)6-1]
                             cd
where
         a= dividends and interest earned during the period.
         b= expenses accrued for the period (net of reimbursements).
         c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d= the maximum offering price per share on the last day of the period.


The yields for the Funds for the 30-day periods ending September 30, 1999 are set forth below:

                                                 Month Ended
                                                   09/30/99
First Hawaii Municipal Bond Fund                     5.09%
First Hawaii Intermediate Municipal Fund             4.25%


         Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.

         As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:


                 P(1 + T)n =  ERV
where
            P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value at the end of 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.



The average annual total return for the Funds for the periods indicated and ended September 30, 1999 are set forth below:
                                                                   Since
                             One Year    Five Years    Ten Years   Inception
First Hawaii
Municipal Bond Fund          (.07)%      5.43%         6.15%       -------
(Inception November 23, 1988)

First Hawaii
Intermediate Municipal Fund   1.51%      4.69%         ------        4.62%
(Inception July 5, 1994)


Comparisons and Advertisements
         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, tax equivalent yield or total return for the Fund as reported by various financial publications and/or compare yield, tax equivalent yield or total return to yield or total return as reported by other investments, indices, and averages. The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

         The Lehman Municipal Bond Index measures yield, price and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.


Financial Statements
         The Financial Statements of the Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors. The 1999
Annual Report to Shareholders is incorporated by reference to this SAI.




PART C

                            OTHER INFORMATION

Item 23.  EXHIBITS.

         The following are the exhibits filed as a part of this registration statement:

              (a)  Articles of Incorporation.*
                   Filed with Post-effective Amendment #11 to Form N-1A registration.



              (b)  By-Laws.*
                   Filed with Post-effective Amendment #11 to Form N-1A registration.

              (c)  Instruments Defining Rights of Security Holders.
                   Not applicable.

              (d)  Investment Advisory Contracts.
                   Filed with Form N-1A registration.

              (e)  Underwriting Contracts.
                   Filed with Form N-1A registration.

              (f)  Bonus or Profit Sharing Contracts.
                   Not applicable because there are no pension, bonus or other agreements for the benefit of Directors and Officers.


              (g)  Custodian Agreements.*
                   Filed with Post-effective Amendment #14 to Form N-1A registration.



              (h)  Other Material Contracts.
                   (1) Administration Agreement
                       Filed with Form N-1A registration.

                    (2) Selling Dealer Agreement.*
                        Filed with Pre-effective Amendment #1 to Form N-1A registration.

                  (3) Transfer Agent Agreement.*
                      Filed with Post-effective Amendment #14 to Form N-1A registration.

                   (4) Accounting Services Agreement.
                       Filed with Form N-1A registration.

                   (5) Shareholder Services Agreement.*
                       Filed with Post-effective Amendment #14 to Form N-1A registration.



              (i)  Legal Opinion.
                   The legal opinion of Drinker, Biddle & Reath, LLP is filed herewith.



              (j)  Other Opinions.
                   The consent of Tait, Weller & Baker, Independent Certified Public Accountants is filed herewith.



              (k)  Omitted Financial Statements.


              (l)  Initial Capital Agreements.
                   Filed with Pre-effective Amendment #1 to Form N-1A.

              (m)  Rule 12b-1 Plan.
                   Filed with Form N-1A registration.



              (n) Financial Data Schedule.
                   None.


               (o) Rule 18f-3 Plan.
                   Not applicable.

              *Previously filed and incorporated by reference herein.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

              None


Item 25. INDEMNIFICATION.

              Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

              (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,
              (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the company to any Director or Officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the Director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The principal business of First Pacific Management Corporation is to provide investment counsel and advice to individuals and institutional investors.


Item 27. PRINCIPAL UNDERWRITERS.

              (a) First Pacific Securities, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

              (b) Herewith is the information required by the following table with respect to each Director, Officer or partner of the only underwriter named in answer to Item 20:


                                  Position and            Position and
Name and Principal                Offices with            Offices with
Business Address                  Underwriter             Fund
Terrence K.H. Lee                 President               Director and
2756 Woodlawn Drive, #6-201                               President
Honolulu, HI   96822

Jean M. Chun                      Secretary/              Secretary
2756 Woodlawn Drive, #6-201       Vice President
Honolulu, HI  96822

Charlotte A. Meyer                Treasurer/              Treasurer
2756 Woodlawn Drive, #6-201       Vice President
Honolulu, HI  96822

Louis F. D'Avanzo                 Vice President           n/a
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Nora B. Simpson                   Vice President           n/a
2310 S. Ridgeview Way
Boise, ID  83712


              (c)  Not applicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS.

              Each account, book or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, is in the physical possession of:

              First Pacific Management Corporation
              2756 Woodlawn Drive, #6-201
              Honolulu, HI   96822;

              First Pacific Recordkeeping, Inc.
              2756 Woodlawn Drive, #6-201
              Honolulu, HI  96822


Item 29. MANAGEMENT SERVICES.

              All management services are covered in the management agreement between the Registrant and First Pacific Management Corporation, as discussed in Parts A and B.


Item 32. UNDERTAKINGS.
              Not applicable.


                                SIGNATURES


              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under
 Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Honolulu, and State of Hawaii on the 20th day of January, 2000.


                        FIRST PACIFIC MUTUAL FUND, INC.



                        By:  /s/ Terrence K.H. Lee
                             Terrence K.H. Lee, President


              Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Terrence K.H. Lee            President, Principal      January 20, 2000
Terrence K.H. Lee                Executive and Director


/s/ Samuel L. Chesser            Director                 January 20, 2000
Samuel L. Chesser


/s/ Clayton W.H. Chow            Director                  January 20, 2000
Clayton W.H. Chow


/s/ Lynden M. Keala              Director                  January 20, 2000
Lynden M. Keala


/s/ Stuart S. Marlowe            Director                  January 20, 2000
Stuart S. Marlowe


/s/ Charlotte A. Meyer           Treasurer                 January 20, 2000
Charlotte A. Meyer               (Chief Financial Officer)


/s/ Karen T. Nakamura            Director                  January 20, 2000
Karen T. Nakamura


/s/ Kim F. Scoggins              Director                  January 20, 2000
Kim F. Scoggins






                              EXHIBIT INDEX


Item 23.


         (d)       Investment Management Agreement
         (e)       Underwriting Agreement
         (h) (1)   Administration Agreement
         (h) (4)   Accounting Services Agreement
         (i)       Opinion and Consent of Counsel
         (j)       Accountant's Consent
         (m)       Rule 12b-1 Plan Agreement